UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2008

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2008, the Board of Directors of the Federal Home Loan Bank of Seattle (the "Seattle Bank") amended Article IV and VI of the Bank's Bylaws, as well as made certain typographical changes.

Article IV, Section 5 of the Bank's Bylaws was amended to allow the Board of Directors to delegate to a committee of the Board of Directors the annual approval of compensation of the Bank's President.

Article VI, Section 7 of the Bank's Bylaws was amended to allow the President, or two or more of the highest ranking and available officers of the Bank, to declare an emergency and take appropriate related actions. Additionally the definition of "emergency" was clarified to reduce redundancy in the bylaws.

The foregoing description of the amendments to the Bank's Bylaws is qualified in its entirety by reference to the Bank's Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 4, 2008, the Seattle Bank issued a press release announcing its Board of Directors had declared cash dividends on two classes of stock outstanding during the second quarter of 2008. The Seattle Bank will pay $7.8 million or $0.35 per share on an average of 22.3 million shares of Class B stock and $1.8 million or $0.52 per share on an average of 3.4 million shares of Class A stock outstanding during the second quarter of 2008. The full text of the press release is included as Exhibit 99.1 hereto. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1 Bylaws of the Federal Home Loan Bank of Seattle, as adopted March 31, 2006, as amended July 31, 2008.

99.1 Press release dated August 4, 2008, announcing the declaration of dividends.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: August 4, 2008	By: /s/ Christina J. Gehrke
Name: Christina J. Gehrke Title: Senior Vice President, Chief Accounting and Administrative Officer

Exhibit Index

Exhibit No. Description

3.1 Bylaws of the Federal Home Loan Bank of Seattle, as adopted March 31, 2006, as amended July 31, 2008.

99.1 Press release dated August 4, 2008, announcing the declaration of dividends.